UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2016

CALAVO GROWERS, INC.

(Exact Name of Registrant as Specified in Charter)

California	000-33385	33-0945304
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1141-A Cummings Road, Santa Paula, California 93060

(Address of Principal Executive Offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Registrant’s telephone number, including area code: (805) 525-1245

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective January 26, 2016, Calavo Growers, Inc. (“we,” “the Company,” or, “our”), and Farm Credit West, PCA (“FCW”), entered into a letter amendment (the “FCW Amendment”), which serves as an amendment of certain terms under the Term Revolving Credit Agreement and the Term Loan Agreement (collectively, together with any amendments thereto, the “FCW Credit Agreements”), both dated May 31, 2011 between FCW and the Company. Under the terms of the FCW Amendment, certain actions, as defined therein, shall not be considered events of default pursuant to the FCW Credit Agreements.

Effective January 28, 2016, Calavo Growers, Inc. and Bank of America, N.A. (“BoA”), entered into an agreement (the “BoA Amendment”), Amendment No. 8 to Business Loan Agreement (collectively, together with any amendments thereto, the “BoA Credit Agreements”), which amended our existing credit facility with BoA. Under the terms of the BoA Amendment, certain actions, as defined therein, shall not be considered events of default pursuant to the BoA Credit Agreements.

Effective January 28, 2016, Calavo Growers, Inc. and Bank of America, N.A. (“BoA”), entered into a Continuing and Unconditional Guaranty agreement (the “Guaranty”). Under the terms of the Guaranty, the Company unconditionally guarantees and promises to pay BoA any and all Indebtedness, as defined therein, of our unconsolidated subsidiary Agricola Don Memo, S.A. de C.V. (“Don Memo”) to BoA. Grupo Belo del Pacifico, S.A. de C.V. has also entered into a similar guarantee with BoA. These guarantees relate to a new loan in the amount of $4.5 million loan from BoA to Don Memo that closed on January 28, 2016. On January 29, 2016, Don Memo, used the proceeds from the new BoA loan to repay $4 million due the Company.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the full text of the FCW Amendment, the BoA Amendment and the Guaranty, copies of which are filed as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet

Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1 Letter Amendment to Revolving Credit Facility, dated January 26, 2016 between Farm Credit West, PCA and Calavo Growers, Inc.

10.2 Amendment No. 8 to Business Loan Agreement, dated as of January 28, 2016 between Bank of America, N.A. and Calavo Growers, Inc.

10.3 Continuing and Unconditional Guaranty, dated as of January 28, 2016 between Bank of America, N.A. and Calavo Growers, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
February 1, 2016
	By:	/s/ Lecil E. Cole
Lecil E. Cole Chairman of the Board of Directors, Chief Executive Officer (Principal Executive Officer)

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